                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

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/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12
                             HOMESTAKE MINING COMPANY
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

[[Slide One]]

HOMESTAKE MINING COMPANY

[Pictures of equipment and currency superimposed onto map of the world.]

DENVER GOLD CONFERENCE OCTOBER 1998

[[Slide Two]]

HOMESTAKE IN THE 90'S

   -  GROWTH OF ASSET BASE
   -  REDUCED COST STRUCTURE
   -  FOCUSED ACQUISITION STRATEGY
   -  FINANCIAL STRENGTH

[[Slide Three]]

HOMESTAKE'S PRODUCTION GROWTH

[Graph showing general increase in Homestake's production growth, including reference to increase resulting from the acquisition of Prime.]

[[Slide Four]]

HOMESTAKE OPERATIONS

[Map of the world indicating the locations of the following Homestake mines:

Eskay Creek/Snip -- North America
Williams/David Bell -- North America
McLaughlin/Round Mountain/Marigold/Pinson/Ruby Hill -- North America La Falda -- South America
Fimiston/Mt Charlotte/Plutonic/Darlot/Lawlers/Peak Hill -- Australia]

[[Slide Five]]

RESERVES *

[Pie chart showing gold reserves in the following countries as a percentage of Homestake's total gold reserves:

Canada            29%
Australia         40%
U.S.              30%
Other             1%]


TOTAL RESERVES = 20.7 MILLION OZ

* Based on Proven & Probable Reserves as of December 31, 1997 including the Prime minority interest
    Excludes approximately 2 million Au. equivalent ounces in Eskay silver reserves

[[Slide Six]]

5 YEAR PRODUCTION PROFILE:  1998 - 2002

[Pie chart showing the 5 year production profile of the following properties as a percentage of Homestake's total 5 year production profile for years 1998 - 2002:

Plutonic                   13%
Darlot                     7%
Kalgoorlie                 19%
Round Mountain             6%
Ruby Hill                  5%
Hemlo                      13%
Homestake                  10%
Other                      8%
Eskay Creek                19%]

[[Slide Seven]]

5 YEAR PRODUCTION PROFILE:  1998 - 2002

[Pie chart showing the 5 year production profile of the following properties as a percentage of Homestake's total 5 year production profile for the years 1998 - 2002:

Plutonic               13%
Kalgoorlie             19%
Hemlo                  13%
Eskay Creek            19%]

[[Slide Eight]]

TOTAL CASH COST PER OUNCE OF GOLD

[Chart showing general decline of Homestake's total cash costs per ounce of gold between 1991 and 1998.]

[[Slide Nine]]

REDUCED COST STRUCTURE

   -  Acquisitions
   -  New mines
   -  Capital investments in existing mines
   -  Restructuring / Closure

[[Slide Ten]]

HOMESTAKE STRATEGY

   -   Long term view of Gold Industry
   -   Focus on improving company
   -   Maintain financial strength

STRONGER / BETTER COMPANY

[[Slide Eleven]]

HOMESTAKE ACQUISITIONS IN THE 90'S

1992    International Corona Corporation
               Hemlo
               Eskay Creek

1996    Homestake Gold Australia Ltd. minority
               Kalgoorlie

1998    Plutonic Resources
               Plutonic / Darlot / Lawlers mines
               Exploration portfolio

1998    Prime Resources Ltd. minority
               Eskay Creek

[[Slide Twelve]]

FINANCIAL STRENGTH

-    Cash $295 million

-    Long term debt $357 million
         Pollution control bonds       $65  million
         Convertible debenture         $150 million
         Bank borrowings               $142 million

-     New bank facility $430 million
         $300 million unused

[[Slide Thirteen]]

HOMESTAKE MINING COMPANY

[Picture of mining equipment.]

STRONG OPERATING CAPABILITIES

[[Slide Fourteen]]

HOMESTAKE MINE

Operations

[Pictorial view of the Homestake mine.]

-   Reserves of 2.8 Million Ounces
-   New Mining Plan
-   180-200K oz/yr
-   Cash Cost of $280/oz

[[Slide Fifteen]]

WILLIAMS & DAVID BELL MINES

Operations

[Pictorial view of the Williams & David Bell mines.]

-    Williams Mine remaining life of 15 years producing 190K oz/yr
-    David Bell Mine remaining life of 9 years producing 74K oz/yr
-    Plan to combine milling operations to increase efficiency and lower costs

[[Slide Sixteen]]

ROUND MOUNTAIN

Operations

[Cross-section view of the Round Mountain mine from the surface to several hundred feet underground; picture of mining equipment.]

-    Mine life of 8 years
-    Producing 124k oz/yr (Homestake's 25% Share)
-    New Gravity Mill commissioned  Oct 1997
-    Gold production has increased by 12%
-    Cash costs have been reduced to $203/oz

[[Slide Seventeen]]

ESKAY CREEK

[Pictorial view of the Eskay Creek mine; picture of mining equipment.]

-   New Gravity and Flotation Mill
-   Profitability improved by reducing transportation and smelting costs
-   Cutoff Grade Lowered by 50%

[[Slide Eighteen]]

RUBY HILL

Operations

[Pictorial view of the Ruby Hill mine.]

[[Slide Nineteen]]

RUBY HILL
EAST ARCHIMEDES AND RUBY DEEPS

Operations

[Cross-section view of the Ruby Hill mine showing the West Archimedes Zone, West Pit, East Pit, Ground Water Table, East Oxide Zone and Deep East Zone.]

-  Homestake's newest & lowest cost operations
-  6 years of remaining life at 104k oz/yr
-  Efficient process design
-  YTD cash cost $128/oz

[[Slide Twenty]]

KALGOORLIE MINES

Operations

[Pictorial view of the Kalgoorlie mines.]

-  Revised Operating Plan at Mt Charlotte
-  Milling circuits will be modified
-  Analyzing conversion to "Owner Mining"
-  Evaluating expansion of Super Pit production

[[Slide Twenty-One]]

PLUTONIC MINE

Operations

[Pictorial view of the Plutonic mine.]

[[Slide Twenty-Two]]

PLUTONIC MINE

Operations

[Map of the Plutonic mine showing the North/Western Extension U/G Mine,
 Area 54, Boxcut, Zone 124, North Decline and Main Pit.]

-  11 Years of Life at 266K oz/yr.
-  Will focus on ore block development and reserve definitions in 1999
-  Cash cost expected to drop below $200/oz. by 2000
-  0.57m oz of Reserves

[[Slide Twenty-Three]]

DARLOT/CENTENARY

Operations

[Cross-section view of the Darlot/Centenary mine showing the Darlot Open Pit, Dedicated Haulage Decline, Centenary Decline and Centenary Deposit.]

-  9 Years of Life at 162k oz/yr
-  Cash cost of $175/oz
-  First Production scheduled November, 1998
-  Developing 2nd Haulage Decline

[[Slide Twenty-Four]]

LAWLERS

Operations

[Pictorial view of the Lawlers mine, indicating Hidden Secret, New Holland and Genesis.]

[[Slide Twenty-Five]]

LAWLERS

Operations

[Schematic view of three open pits at the Lawlers mine.]

-  Should Produce 105k Ounces in 1998
-  YTD Cash cost is $181/oz
-  Excellent Potential to Increase Underground Production and Mill Feed Grade

[[Slide Twenty-Six]]

HOMESTAKE MINING COMPANY

[Picture of mining equipment and ledger.]

GREAT EXPLORATION PORTFOLIO

[[Slide Twenty-Seven]]

EXPLORATION REGIONS

Exploration

[Map of the world showing gold deposits greater than 3.0 million ounces and Homestake exploration regions.]

[[Slide Twenty-Eight]]

EXPLORATION BUDGETS - (97, 98)

Exploration

[Pie chart showing Homestake's exploration budget for 1997 in dollar amounts of Homestake's total exploration budget of $48 million for 1997:

USA               $13.9
Canada            $ 8.1
Australia         $ 8.8
Eurasia           $ 1.5
Andes             $ 7.4
N. Latin America  $ 8.7]

Total 1997 $48m

[Pie chart showing Homestake's exploration budget for 1998 in dollar amounts of Homestake's total exploration budget of $58 million for 1998:

USA               $10.8
Canada            $ 5.7
Australia         $29.3
Eurasia           $ 4.2
Andes             $ 5.6
N. Latin America  $ 2.4]

Total 1998 $58m

[[Slide Twenty-Nine]]

NORTH AMERICAN PROJECTS - 1998

Exploration

[Map of North America showing Homestake's North American projects for 1998, including Java, Eskay Creek, Hemlo, Lead and Nevada.]

[[Slide Thirty]]

NEVADA PROJECTS

Exploration

[Map of Nevada showing Homestake's Nevada projects, including Ren, Pinson, Lone Mtn., Marigold, Mud Springs, Ruby Hill, Round Mtn. and Pinoche, and indicating gold trends.]

[[Slide Thirty-One]]

PINSON JOINT VENTURE

Exploration

[Map of Pinson Joint Venture, showing deposit outlines in Twin Creeks, Turquoise Ridge, Getchell, Pinson and Preble and indicating that Pinson and Preble fall within the JV area of interest.]

[[Slide Thirty-Two]]

ESKAY CREEK

Exploration

PICTORIAL VIEW OF  21B ZONE -- LOOKING SOUTH

[Pictorial view of 21B Zone -- Looking South -- of the Eskay Creek mine.]

[[Slide Thirty-Three]]

SOUTH AMERICAN PROJECTS - 1998

Exploration

[Map of South America showing Homestake's South American projects for 1998, including Tapajos, Agua de la Falda, and Patagonia.]

[[Slide Thirty-Four]]

AGUA DE LA FALDA JV, CHILE

Exploration

[Schematic view of Agua de la Falda Joint Venture, showing jeronimo deposit, indicating the sulfide and oxide deposits and the fault and decline; additional cross-section of mine included.]

[[Slide Thirty-Five]]

AUSTRALIA PROJECTS - 1998

Exploration

[Map of Australia showing Homestake's Australia projects for 1998, including Twin Hills, Plutonic, Darlot, Peak Hill, Mt. Morgans, Lawlers and KCGM, and indicating Yilgarn Geologic Province in the Southwestern Australia, exploration projects and each of the following mine sites:

Plutonic
Darlot
Peak Hill
Mt. Morgans
Lawlers
KCGM.]

[[Slide Thirty-Six]]

TWIN HILLS PROJECT, QUEENSLAND

Exploration

[Map of Twin Hills Project in Queensland, showing gold zone and geophysical target in 309 and Lone Sister.]

[[Slide Thirty-Seven]]

JUST-IN-CASE PROJECT, W. AUSTRALIA

Exploration

[Map of Just-in-Case Project in W. Australia, showing RC/Diamond holes and known mineralization.]

[[Slide Thirty-Eight]]

JUST-IN-CASE PROJECT, W. AUSTRALIA

Exploration

[Vertical section of Just-in-Case Project in W. Australia.]

[[Slide Thirty-Nine]]

WESTERN TENEMENTS - LAWLERS MINE

Exploration

[Map of Western Tenements -- Lawlers mine, showing Glasgow Lass Trend in Genesis, New Holland and Hidden Secret, as well as showing Emu (WMC), and indicating the Waroonga Shear Zone and Emu Shear Zone.]

[[Slide Forty]]

LAWLERS MINE
LONG SECTION - NEW HOLLAND/GENESIS TREND

Exploration

[Long section of the Lawlers mine, showing the New Holland Open Pit and Genesis Open Pit and indicating the existing resources at the end of 1997 and new resources area at the end of 1998.]

[[Slide Forty-One]]

HOMESTAKE MINING COMPANY

[Picture of currency.]

SUMMARY

[[Slide Forty-Two]]

THE NEW HOMESTAKE IS A BETTER COMPANY WITH,

-  STRONG OPERATING CAPABILITIES
-  GREAT EXPLORATION POTENTIAL
-  ESTABLISHED GROWTH STRATEGY
-  ROBUST BALANCE SHEET
-  FOCUSED MANAGEMENT TEAM

[[Slide Forty-Three]]

HOMESTAKE VS. S&P GOLD INDEX

[Chart showing Homestake's performance generally increasing from January 1998 to September 1998 and out performing the S&P Gold Mining Index, which generally increased from January 1998 to April 1998, but gradually declined through September 1998.]

[[Slide Forty-Four]]

CAUTIONARY STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT. This document contains forward looking statements that are based on management's expectations and assumptions. They include statements preceded by the words "believe," "estimate," "expect," "intend," "will," and similar expressions, and estimates of reserves, future production and mine life, cost per ounce, reclamation and remediation costs, dates of construction completion, costs of capital projects and commencement of operations, exploration costs, and taxes. Actual results may differ materially from expectations.

Among the important factors that could cause actual results to differ materially are the following. Reserve estimation is an interpretive process based on drilling results and past experience as well as estimates of ore characteristics and mining dilution, prices, costs of mining and processing, capital expenditures and many other factors. Actual quality and characteristics or ore deposits cannot be known until ore is actually mined. Reserves change over time to reflect actual experience. Grades of ore processed at any time may also vary from reserve estimates due to geologic variations within areas mined. Production and mine lives may vary from estimates for particular properties and for the Company as a whole because of changes in reserves, variation in ore mined from estimated grade and metallurgical characteristics, unexpected ground conditions, mining dilution, labor actions, and government restrictions. Cash costs may vary due to changes from reserve and production estimates, unexpected mining conditions, and changes in estimated costs of equipment, supplies, utilities, labor costs and exchange rates. Noncash cost estimates, based on total capital costs and reserve estimates, change based on actual amounts of unamortized capital and changes in reserves. Cost saving estimates are based on expected ability to eliminate duplicative expenses, anticipated reduction in administrative facilities and relocation of certain personnel. Actual cost savings may be lower than estimated and realization of savings may be lower than expected.

[[Slide Forty-Five]]

HOMESTAKE MINING COMPANY

[Pictures of equipment and currency superimposed onto map of the world.]

DENVER GOLD CONFERENCE OCTOBER 1998